SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 6, 2013

Date of report (Date of earliest event reported)

VRDT CORPORATION

(Exact name of registrant as specified in its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

000-52677	45-2405975
(Commission File Number)	(IRS EIN)

12223 Highland Avenue, Suite 106-542, Rancho Cucamonga, California 91739

(Address of principal executive offices)

(909) 786-1981

(Registrant’s telephone number)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     Entry into a Material Definitive Agreement.

On June 6, 2013, Registrant received fully executed copies of and thereby entered into an Acquisition Agreement (the “Agreement”) with Vertico Holdings LLC., a Minnesota limited liability company, Trade Idea Holdings Ltd., a Hong Kong limited company, St. Peter Investments LLC, a Minnesota limited liability company, PluTay LLC., a Minnesota limited liability company, Trade Delta Holdings Ltd., a Hong Kong limited company, Ilari Kokko, and Best Partners Hong Kong Investment Ltd., a Hong Kong limited company (collectively, the “Selling Shareholders”), pursuant to which Registrant has agreed to acquire from the Selling Shareholders all of the outstanding equity interests in Windstrip Hong Kong Limited, a Hong Kong limited company, which is the sole owner of Windstrip LLC, a Delaware limited liability company and Windstrip OY, a Finnish corporation, in exchange for an aggregate total of 15,625,000 shares of Registrant’s restricted common stock. A copy of the Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure.

On June 6, 2013, Registrant issued a press release announcing Registrant’s entry into the Agreement, as set forth more fully in Item 1.01 above. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in Registrant's other reports filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements. Potential investors, and the general public, are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Registrant is under no duty to update any of the information in this report.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 1.1	Acquisition Agreement as identified in Item 1.01 above.
Exhibit 99.1	Press Release issued on June 6, 2013, furnished pursuant to Item 7.01 of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2013	VRDT CORPORATION (Registrant)

	By:	/s/ Graham P. Norton-Standen
Graham P. Norton-Standen
Executive Chairman